Exhibit 10.1

EARTHLINK, INC. STOCK OPTION PLAN

FOR INDUCEMENT AWARDS RELATING TO

THE ACQUISITION OF NEW EDGE HOLDING COMPANY

(Effective April 13, 2006)

  Establishment, Purpose and Term of Plan.
    Establishment. Pursuant to the Agreement and Plan of Merger dated as of December 12, 2005 among EarthLink, Inc. ("EarthLink"), New Edge Merger Corporation and New Edge Holding Company (the "Company"), the Company became a wholly-owned subsidiary of EarthLink (the "Merger Transaction"). This EarthLink Stock Option Plan for Inducement Awards Relating to the Acquisition of New Edge Holding Company (the "Plan") is being established to permit inducement awards of Options to new employees in connection with the acquisition of the Company by EarthLink pursuant to the Merger Transaction. The Plan is intended to comply with NASD Rule 4350 which provides an exception to the shareholder approval requirement for the issuance of securities with regard to inducement grants to new employees in connection with a merger or other acquisition.
    Purpose. The purpose of the Plan is to advance the interests of EarthLink and the Company and its Subsidiaries by providing an incentive to attract and retain persons to work for the Company and its Subsidiaries and thus motivating such persons to contribute to the growth and profitability of the Company and its Subsidiaries. The Plan is intended to permit the grant of Options. The proceeds received by EarthLink from the sale of shares of Stock pursuant to the Plan may be used for general corporate purposes.
    Term of Plan. The Plan shall continue in effect until the earlier of (a) its termination by the Board or (b) the date on which all of the shares of Stock available for issuance under the Plan have been issued. However, all Options shall be granted, if at all, within ten (10) years from the date the Plan was adopted by the Board of Directors of EarthLink.
  Definitions and Construction.
    Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:
      "Board" means the Board of Directors of EarthLink. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).
      "Cause" has the same definition as under any employment agreement between the Company or any Subsidiary and the Optionee or, if no such employment agreement exists or if such employment agreement does not contain any such definition, Cause means (i) the Optionee's willful and repeated failure to comply with the lawful directives of the Board of Directors of the Company or any Subsidiary or any supervisory personnel of the Optionee; (ii) any criminal act or act of dishonesty or willful misconduct by the Optionee that has a material adverse effect on the property, operations, business or reputation of the Company or any Subsidiary; (iii) the material breach by the Optionee of the terms of any confidentiality, noncompetition, non-solicitation or other agreement that the Optionee has with the Company or any Subsidiary or (iv) acts by the Optionee of willful malfeasance or gross negligence in a matter of material importance to the Company or any Subsidiary. For purposes of the Plan, other than where the definition of Cause is determined under any employment agreement between the Company or any Subsidiary and the Optionee, in which case such employment agreement shall control, in no event shall any termination of employment be deemed for Cause unless the Committee concludes that the situation warrants a determination that the Optionee's employment terminated for Cause.
      "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.
      "Committee" means the Compensation Committee duly appointed to administer the Plan and having such powers as shall be specified by the Board. Such Compensation Committee shall consist of two or more directors, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "independent" within the meaning of NASD Rule 4200(a)(15). Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.
      "Company" means New Edge Holding Company, a Delaware corporation, and any successor corporation thereto.
      "Disability" means the Optionee (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company and its Subsidiaries or (iii) has been determined to be totally disabled by the Social Security Administration. The determination of whether an Optionee has incurred a Disability shall be made by the Committee and, if the Committee deems necessary, after consultation with a physician selected by the Committee. The Optionee shall submit to such examination and tests as such physician may deem appropriate.
      "EarthLink" means EarthLink, Inc., a Delaware corporation, or any successor corporation thereto.
      "EarthLink Subsidiary" means any present or future "subsidiary corporation," as defined in Code Section 424(f), of EarthLink.
      "Employee" means any person treated as an employee in the records of the Company or any of its Subsidiaries; provided, however, that neither service as a Director nor payment of a director's fee shall constitute employment for purposes of the Plan.
      "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      "Fair Market Value" means, on any given date, the fair market value of a share of Stock as the Committee in its discretion shall determine; provided, however, that the Committee shall determine Fair Market Value without regard to any restriction other than a restriction which, by its terms, will never lapse and, if the shares of Stock are traded on any national stock exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as reported on such stock exchange or quotation system on such date, or if the shares of Stock are not traded on such stock exchange or quotation system on such date, then on the next preceding day that the shares of Stock were traded on such stock exchange or quotation system, all as reported by such source as the Committee shall select. The Fair Market Value that the Committee determines shall be final, binding and conclusive on all parties for purposes of this Plan.
      "Insider" means an officer or a director of EarthLink or any EarthLink Subsidiary, including the Company and its Subsidiaries, or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.
      "Nonstatutory Stock Option" means an Option that does not qualify as an incentive stock option within the meaning of Code Section 422(b).
      "Option" means a right to purchase Stock pursuant to the terms and conditions of the Plan. All Options granted under the Plan shall be Nonstatutory Stock Options.
      "Option Agreement" means a written agreement between EarthLink and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of "Notice of Grant of Stock Option" and a form of "Stock Option Agreement" incorporated therein by reference, or such other form or forms as the Board may approve from time to time.
      "Optionee" means a person who has been granted one or more Options.
      "Rule l6b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.
      "Securities Act" means the Securities Act of 1933, as amended.
      "Service" means an Optionee's employment with EarthLink or any EarthLink Subsidiaries in the capacity of an Employee. An Optionee's "Service" shall not be deemed to have terminated merely because of a change in the applicable company for which the Optionee renders such service, provided that there is no interruption or termination of the Optionee's employment. Furthermore, an Optionee's Service with EarthLink or any EarthLink Subsidiary shall not be deemed to have terminated if the Optionee takes any military leave, sick leave, or other bona fide leave of absence approved by the company which employs the Optionee; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave, the Optionee's Service shall be deemed to have terminated unless the Optionee's right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Committee or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Optionee's Option Agreement. The Optionee's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the Optionee performs Service ceasing to be EarthLink or an EarthLink Subsidiary. Subject to the foregoing, the Committee, in its discretion, shall determine when the Optionee's Service has begun and whether the Optionee's Service has terminated and the effective date of such termination. Such determination shall be final, binding and conclusive for purposes of this Plan, notwithstanding that any court of law, governmental agency or other person, agency or entity makes a contrary determination.
      "Stock" means the common stock, $0.01 par value per share, of EarthLink, as adjusted from time to time in accordance with Section 4.4.
      "Subsidiary" means any present or future "subsidiary corporation," as defined in Code Section 424(f), of the Company.
    Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise. The reference to any statute, regulation or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.
  Administration.
    Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan or of any Option shall be determined by the Committee, and such determinations shall be final and binding upon all persons having an interest in the Plan or such Option.
    Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:
      to determine the persons to whom, and the time or times at which, Options shall be granted and the number of shares of Stock to be subject to each Option;
      to determine the Fair Market Value of shares of Stock;
      to determine the terms, conditions and restrictions applicable to each Option (which need not be identical) and any shares acquired upon the exercise thereof, including, without limitation, (i) the exercise price of the Option, (ii) the method of payment for shares purchased upon the exercise of the Option, (iii) the method for satisfaction of any tax withholding obligation arising in connection with the Option or such shares, including by the withholding or delivery of shares of stock, (iv) the timing, terms and conditions of the exercisability of the Option or the vesting of any shares acquired upon the exercise thereof, (v) the time of the expiration of the Option, (vi) the effect of the Optionee's termination of Service with the Company or any Subsidiary on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to the Option or such shares not inconsistent with the terms of the Plan;
      to approve one or more forms of Option Agreements;
      to amend, modify, extend, cancel or renew any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof, except that the Committee may not reprice or decrease the exercise price of any outstanding Options;
      to accelerate, continue, extend or defer the exercisability of any Option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an Optionee's termination of Service with the Company and its Subsidiaries;
      to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or, subject to Section 9, to adopt supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of foreign jurisdictions whose citizens may be granted Options; and
      to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option Agreement and to make all other determinations and take such other actions with respect to the Plan or any Option as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.
    Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.
    Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of EarthLink or EarthLink Subsidiaries, members of the Committee and any officers or employees of EarthLink or EarthLink Subsidiaries to whom authority to act for the Committee is delegated shall be indemnified by EarthLink against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by EarthLink) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to EarthLink, in writing, the opportunity at its own expense to handle and defend the same. Notwithstanding the foregoing, EarthLink shall not indemnify and hold harmless any such person if (i) applicable law or EarthLink's Certificate of Incorporation or Bylaws prohibits such indemnification or (ii) such person did not act in good faith and in a manner that such person believed to be consistent with the Plan or (iii) such person's conduct constitutes gross negligence or willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or under any other power that EarthLink may have to indemnify such person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.
  Shares Subject to Plan.
    Maximum Aggregate Number of Shares Issuable. Subject to adjustment as provided in Section 4.3, the maximum number of shares of Stock that are available for issuance under the Plan are 657,000 shares. Such shares may be issued only from EarthLink's authorized but unissued Stock.
    Reissue of Options and Shares. To the extent that any shares of Stock are issued pursuant to an Option, the number of shares of Stock that shall be counted against the applicable Stock limit under Section 4.1 above shall be the number of underlying shares of Stock with respect to which the exercised Option related. Shares of Stock that are subject to Options that expire, or for any reason are cancelled, terminated or forfeited, fail to vest, or for any other reason are not delivered under the Plan, shall not again be available for issuance pursuant to subsequent Options under the Plan. Such shares of Stock, with respect to the portion of that Option that is cancelled, terminated, forfeited, fails to vest or is otherwise not delivered, will be treated for purposes of Section 4.1 above as if they had been issued. Shares of Stock that are otherwise reacquired from the Optionee or the Optionee's transferee to pay the exercise price of an Option or to satisfy the minimum applicable tax withholding obligation with respect to such Option shall not be treated, for purposes of Section 4.1 above, as shares of Stock available for issuance under the Plan and shall not be so available.
    Adjustments for Changes in Capital Structure. In the event (i) of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of EarthLink, (ii) EarthLink engages in a transaction Code Section 424 describes or (iii) there occurs any other transaction or event which, in the judgment of the Committee necessitates such adjustment, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options and in the exercise price per share of any outstanding Options. In addition, the Committee may make such other adjustments to the terms of any Options to the extent equitable and necessary to prevent an enlargement or dilution of the Optionee's rights thereunder as a result of any such event or similar transaction. If a majority of the shares which are of the same class as the shares that are subject to outstanding Options are exchanged for, converted into, or otherwise become (whether or not pursuant to a Change in Control) shares of another corporation (the "New Shares"), the Committee may unilaterally amend the outstanding Options to provide that such Options are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise price per share of, the outstanding Options shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.4 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the Stock subject to the Option. The adjustments determined by the Committee pursuant to this Section 4.4 shall be final, binding and conclusive on all parties. The issuance by EarthLink of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of EarthLink convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares that may be issued pursuant to Options or the terms of outstanding Options.
  Eligibility.

  Options may be granted only to Employees of the Company and its Subsidiaries. Notwithstanding the preceding sentence, in no event may Options be granted to any such Employees who were previously employed by, or who previously provided services to, EarthLink or any of EarthLink's Subsidiaries (as determined immediately prior to the closing date of the Merger Transaction). Eligible persons may be granted more than one Option. However, eligibility in accordance with this Section shall not entitle any person to be granted an Option, or, having been granted an Option, to be granted an additional Option.

  Terms and Conditions of Options.

  Options shall be evidenced by an Option Agreement specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. No Option or purported Option shall be a valid and binding obligation of the Company unless evidenced by a fully executed Option Agreement. Option Agreements incorporate all of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

    Exercise Price. The exercise price for each Option shall be the Fair Market Value of the underlying shares of Stock on the date of grant of the Option.
    Exercisability and Term of Options. Options shall be exercisable with respect to 25 percent of the shares of Stock subject to Option on the first annual anniversary of the date of grant of the Option and then with respect to another 6.25 percent of the shares of Stock subject to the Option on each quarterly (three-month) anniversary thereafter until the Option has become exercisable with respect to all the shares of Stock, provided the Optionee continues to render Services from the date of grant through each such time. Once the Option has become exercisable in accordance with the preceding sentence, it shall continue to be exercisable until the earlier of the termination of the Optionee's rights under the Option or until the expiration of the Option. A partial exercise of the Option shall not affect the Optionee's right to exercise the Option with respect to the remaining shares, subject to the terms of the Plan and the Option Agreement. No Option shall be exercisable after the expiration of ten (10) years after the date of grant of such Option, and no Option granted to a prospective Employee may be effective or become exercisable prior to the date on which such person commences Service with the Company or any of its Subsidiaries. Any Option granted hereunder shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.
    Payment of Exercise Price.
      Forms of Consideration Generally Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent acceptable to the Committee, (ii) by tender to EarthLink, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to EarthLink of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), (iv) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Committee may at any time or from time to time, set forth in the applicable Option Agreement that the Options do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or may otherwise restrict one or more forms of consideration.
      Limitations on Forms of Consideration.
        Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to EarthLink, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of EarthLink's stock.
        Cashless Exercise. EarthLink reserves, at any and all times, the right, in its sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise notwithstanding any provisions in the Option Agreement to the contrary.
      Fractional Shares. Fractional shares shall not be issued under any Option, and when any provision hereof may entitle the Optionee to a fractional share, such fractional share shall be disregarded.
    Tax Withholding. EarthLink shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option, or to accept from the Optionee the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Committee, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld with respect to such Option or the shares acquired upon the exercise thereof. Alternatively or in addition, in its discretion, EarthLink shall have the right to require the Optionee, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of EarthLink arising in connection with the Option or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. Shares of Stock that the Company reacquires in connection with any tax withholding will still be deemed issued and will not be available for issuance pursuant to future Options under the Plan. EarthLink shall have no obligation to issue shares of Stock until EarthLink's tax withholding obligations with respect to the Option have been satisfied by the Optionee. EarthLink shall comply with all such reporting and other requirements relating to the administration of this Plan and the grant or exercise of any Option hereunder as applicable law requires.
    Repurchase Rights. EarthLink or its designee may have the right to purchase any Option or any shares of Stock issued pursuant to an Option in accordance with the terms and conditions set forth in the applicable Agreement. However, shares of Stock repurchased pursuant to an Agreement will still be deemed issued pursuant to the Plan and will not be available for issuance pursuant to future Options under the Plan.
    Effect of Termination of Service.
      Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein, an Option shall be exercisable after an Optionee's termination of Service only during the applicable time period determined in accordance with this Section 6.6 and thereafter shall terminate:
        Disability. If the Optionee's Service terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of one hundred eighty (180) days (or such other period of time as determined by the Committee, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term of 10 years from the date of grant (the "Option Expiration Date").
        Death. If the Optionee's Service terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of one hundred eighty (180) days (or such other period of time as determined by the Committee, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within three (3) months (or such other period of time as determined by the Committee, in its discretion) after the Optionee's termination of Service.
        Termination of Service for Cause. If the Optionee's Service is terminated for Cause, then all rights to any Option that the Optionee has will be immediately discontinued and forfeited, and EarthLink shall not have any further obligation hereunder to the Optionee with respect to such Option and the Option will not be exercisable (whether or not previously exercisable) on and after the time the Optionee is discharged from Service with the Company and its Subsidiaries for Cause.
        Other Termination of Service. If the Optionee's Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of thirty (30) days (or such other period of time as determined by the Committee, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.
      Extension if Exercise Prevented by Securities Law. Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.6(a) is prevented by applicable securities laws as described in Section 8 below, the Option shall remain exercisable until thirty (30) days after the date the exercise would no longer violate applicable securities laws, but in any event no later than the Option Expiration Date.
    Transferability of Options. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and as set forth in the Option Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to the Form S-8 Registration Statement under the Securities Act. Any such transfer will be permitted only if (i) the Optionee does not receive any consideration for the transfer and (ii) the Committee expressly approves the transfer. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Optionee; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution.
  Change in Control.
    Definitions.
      "Change in Control" means the occurrence of any of the following events:
        The accumulation in any number of related or unrelated transactions by any Person of beneficial ownership (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of EarthLink's voting stock; provided that for purposes of this subsection (i), a Change in Control will not be deemed to have occurred if the accumulation of more than fifty percent (50%) of the voting power of EarthLink's voting stock results from any acquisition of voting stock (A) directly from EarthLink that is approved by the Incumbent Board, (B) by EarthLink, (C) by any employee benefit plan (or related trust) sponsored or maintained by EarthLink or any Subsidiary, or (D) by any Person pursuant to a merger, consolidation or reorganization (a "Business Combination") that would not cause a Change in Control under clauses (A) and (B) of subsection (ii) below; or
        Consummation of a Business Combination, unless, immediately following that Business Combination, (A) all or substantially all of the Persons who were the beneficial owners of voting stock of EarthLink immediately prior to that Business Combination beneficially own, directly or indirectly, at least fifty percent (50%) of the then outstanding shares of common stock and at least fifty percent (50%) of the combined voting power of the then outstanding voting stock entitled to vote generally in the election of directors of the entity resulting from that Business Combination (including, without limitation, an entity that as a result of that transaction owns EarthLink or all or substantially all of EarthLink's assets either directly or through one or more subsidiaries) in substantially the same proportions relative to each other as their ownership, immediately prior to that Business Combination, of the voting stock of EarthLink, and (B) at least sixty percent (60%) of the members of the Board of Directors of the entity resulting from that Business Combination holding at least sixty percent (60%) of the voting power of such Board of Directors were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board of Directors providing for that Business Combination and as a result of or in connection with such Business Combination, no Person has a right to dilute either of such percentages by appointing additional members to the Board of Directors or otherwise without election or other action by the stockholders; or
        A sale or other disposition of all or substantially all of the assets of EarthLink, except pursuant to a Business Combination that would not cause a Change in Control under clauses (A) and (B) of subsection (ii) above; or
        Approval by the stockholders of EarthLink of a complete liquidation or dissolution of EarthLink, except pursuant to a Business Combination that would not cause a Change in Control under clauses (A) and (B) of subsection (ii) above; or
        The acquisition by any Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of EarthLink (A) through the ownership of securities which provide the holder with such power, excluding voting rights attendant with such securities, or (B) by contract; provided that a Change in Control will not be deemed to have occurred if such power was acquired (x) directly from EarthLink in a transaction approved by the Incumbent Board, (y) by an employee benefit plan (or related trust) sponsored or maintained by EarthLink or any EarthLink Subsidiary or (z) by any person pursuant to a Business Combination that would not cause a Change in Control under clauses (A) and (B) of subsection (ii) above.
      "Incumbent Board" means a Board of Directors at least a majority of whom consist of individuals who either are (a) members of the Board as of the effective date of the adoption of this amended and restated Plan or (b) members who become members of the Board subsequent to the date of the adoption of this amended and restated Plan whose election, or nomination for election by EarthLink's stockholders, was approved by a vote of at least sixty percent (60%) of the directors then comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of EarthLink in which that person is named as a nominee for director, without objection to that nomination), but excluding, for that purpose, any individual whose initial assumption of office occurs as a result of an actual or threatened election contest (within the meaning of Rule 14a-11 of the Exchange Act) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.
      "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.
    Effect of Change in Control on Options. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume EarthLink's rights and obligations under outstanding Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation's stock. Any Options which are neither assumed or substituted for by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Option Agreement evidencing such Option except as otherwise provided in such Option Agreement.
  Compliance with Securities Law.
    Compliance. The grant of Options and the issuance of shares of Stock upon exercise of Options shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Option may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Option be in effect with respect to the shares issuable upon exercise of the Option or (b) in the opinion of legal counsel to EarthLink, the shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of EarthLink to obtain from any regulatory body having jurisdiction the authority, if any, deemed by EarthLink's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve EarthLink of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of any Option, EarthLink may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by EarthLink. Any stock certificate evidencing shares of Stock issued pursuant to an Option may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations and to reflect any other restrictions applicable to such shares as the Committee otherwise deems appropriate.
    Postponement of Exercise or Payment. The Committee may postpone any grant or exercise of an Option for such time as the Committee in its sole discretion may deem necessary in order to permit EarthLink (a) to effect, amend or maintain any necessary registration of the Plan or the shares of Stock issuable pursuant to the Option under the securities laws; (b) to take any action in order to (i) list such shares of Stock or other shares of stock of EarthLink on a stock exchange if shares of Stock or other shares of stock of EarthLink are not then listed on such exchange or (ii) comply with restrictions or regulations incident to the maintenance of a public market for its shares of Stock or other shares of stock of EarthLink, including any rules or regulations of any stock exchange on which the shares of Stock or other shares of stock of EarthLink are listed; (c) to determine that such shares of Stock in the Plan are exempt from such registration or that no action of the kind referred to in (b)(ii) above needs to be taken; (d) to comply with any other applicable law, including without limitation, securities laws; (e) to comply with any legal or contractual requirements during any such time EarthLink, the Company or any Subsidiary is prohibited from doing any of such acts under applicable law, including without limitation, during the course of an investigation of EarthLink, the Company or any Subsidiary, or under any contract, loan agreement or covenant or other agreement to which EarthLink, the Company or any Subsidiary is a party or (f) to otherwise comply with any prohibition on such acts or payments during any applicable blackout period; and EarthLink shall not be obligated by virtue of any terms and conditions of any Option Agreement or any provision of the Plan to recognize the grant or exercise of an Option or to sell or issue shares of Stock or make any payments in violation of the securities laws or the laws of any government having jurisdiction thereof or any of the provisions hereof. Except as otherwise provided in Section 6.6(b), any such postponement described in this Section 8.2 shall not extend the term of the Option and neither EarthLink, the Company nor any Subsidiary nor their directors and officers nor the Board shall have any obligation or liability to any Optionee or to any other person with respect to shares of Stock as to which the Option shall lapse because of such postponement.
    Forfeiture of Payment.

  An Optionee shall be required to forfeit any and all rights under Options or to reimburse EarthLink for any payment under any Options (with interest as necessary to avoid imputed interest or original issue discount under the Code or as otherwise required by applicable law) to the extent applicable law requires such forfeiture or reimbursement.

  Termination or Amendment.

  The Board may terminate or amend the Plan at any time; provided, however, the Board itself may not make any amendment that would require approval by EarthLink's shareholders under applicable law, regulation or rule or by the rules of any Stock Exchange on which EarthLink's Stock is traded. No termination or amendment of the Plan shall affect any then outstanding Option unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Option without the consent of the Optionee, unless such termination or amendment is necessary to comply with any applicable law, regulation or rule or otherwise allowed pursuant to the Plan.

  The Committee may amend any outstanding Options to the extent it deems appropriate; provided, however, that no amendment to an outstanding Option may adversely impair the rights of an Optionee without the Optionee's consent. Notwithstanding the preceding sentence, however, the Committee may amend any outstanding Option without Optionee consent if, as determined by the Committee in its sole discretion, such amendment is required to either (i) comply with Code Section 409A or (ii) prevent the Optionee from being subject to any excise tax or penalty under Code Section 409A. Notwithstanding the foregoing, neither EarthLink nor any EarthLink Subsidiaries, including the Company and its Subsidiaries, or the Committee shall be liable to the Optionee if an Option is subject to Code Section 409A, or the Optionee otherwise is subject to any excise tax or penalty under Code Section 409A.

  General Provisions.
    Effect on Employment and Service.

    Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the Service of the Company or any or its Subsidiaries or in any way affect any right and power of the Company or any of its Subsidiaries to terminate the Service of any individual at any time with or without assigning a reason therefor.

    Unfunded Plan.

    This Plan, insofar as it provides for Options, shall be unfunded, and EarthLink shall not be required to segregate any assets that may at any time be represented by Options under this Plan. Any liability of EarthLink to any person with respect to any Option under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of EarthLink shall be deemed to be secured by any pledge of, or other encumbrance on, any property of EarthLink.

    Reservation of Shares.

    EarthLink, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan. Additionally, EarthLink, during the term of this Plan, shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorizations needed in order to issue and to sell such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan. However, the inability of EarthLink to obtain from any such regulatory agency the requisite authorizations EarthLink's counsel deems to be necessary for the lawful issuance and sale of any shares of Stock hereunder, or the inability of EarthLink to confirm to its satisfaction that any issuance and sale of any shares of Stock hereunder will meet applicable legal requirements, shall relieve EarthLink of any liability in respect to the failure to issue or to sell such shares of Stock as to which such requisite authority shall not have been obtained.

    Governing Law.

    This Plan and all Options granted hereunder shall be governed by the laws of the State of Delaware, except to the extent federal law applies.

    Other Actions.

    Nothing in the Plan shall be construed to limit the authority of EarthLink or any EarthLink Subsidiary to exercise it corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options, stock appreciation rights, restricted stock awards, incentive awards or restricted stock units for proper corporate purposes otherwise than under the Plan to any employee or to any other person, firm, corporation, association or other entity, or to grant options, stock appreciation rights, restricted stock awards, incentive awards or restricted stock units to, or assume such awards of any person in connection with, the acquisition, purchase, lease, merger, consolidation, reorganization or otherwise, of all or any part of the business and assets of any person, firm, corporation, association or other entity.

    Other Conditions.

    The Committee, in its discretion, may, as a condition to the grant or exercise of an Option, require the Optionee on or before the date of grant, exercise, payment or settlement of the Option to enter into (i) a covenant not to compete (including a confidentiality, non-solicitation, non-competition or other similar agreement) with EarthLink, the Company or any Subsidiary, which may become effective on the date of termination of employment or service of the Optionee with the Company or any Subsidiary or any other date the Committee may specify and shall contain such terms and conditions as the Committee shall otherwise specify, (ii) an agreement to cancel any other employment agreement, service agreement, fringe benefit or compensation arrangement in effect between EarthLink, the Company or any Subsidiary and such Optionee and/or (iii) a stockholders' agreement with respect to shares of Stock to be issued pursuant to the Option. If the Optionee shall fail to enter into any such agreement at the Committee's request, then no Option shall be granted, exercised, paid or settled and the number of shares of Stock that would have been subject to such Option, if any, shall be added to the remaining shares of Stock available under the Plan.

    Repricing of Options.

  Notwithstanding any other provisions of this Plan, this Plan does not permit (i) any repricing or decrease in the exercise price of any outstanding Options, (ii) the issuance of any replacement Options, which shall be deemed to occur if an Optionee agrees to forfeit an existing Option in exchange for a new Option with a lower exercise price or (iii) EarthLink to repurchase underwater or out-of-the-money Options, which shall be deemed to be those Options with exercise prices in excess of the current Fair Market Value of the shares of Stock underlying the Options.

  Effective Date.

This Plan is effective on April 13, 2006 provided it is adopted by either (i) a majority of the "independent" directors on the Board or (ii) EarthLink's "independent" Compensation Committee, on or before that time. The Plan does not have to be, and will not be, submitted to EarthLink's shareholders for approval.